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                                                                    Exhibit 23.2


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated April 15, 2005 included in this Registration Statement (Form S-1) and related prospectus of Dover Saddlery, Inc.




Boston, Massachusetts                                      /s/ Ernst & Young LLP
August 26, 2005                                                Ernst & Young LLP